EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Seychelle Environmental Technologies, Inc. (the "Company") on Form 10-K as filed with the Securities and Exchange Commission (the "Report"), I, Carl Palmer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 29, 2015

By:	/s/ Carl Palmer
Carl Palmer Chief Executive Officer